SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                 000-14135                 52-2098714
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


             ONE STATION PLACE, STAMFORD,                      06902
                    CONNECTICUT                              (Zip Code)
      (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On October 31, 2005, OMI issued a press release announcing that the Board of Directors of the Company has authorized a new stock repurchase program, to repurchase up to $70 million shares of OMI common stock and also to announce shares repurchased since the last announcement on October 17, 2005, of 1,789,000 shares at an average price of $17.38 per share.

The press release is furnished herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99 Press release, dated October 31, 2005 containing a disclosure relating to new stock repurchase authority and shares recently repurchased under authorized programs previously announced.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  Date: October 31, 2005         By: /s/ Craig H. Stevenson, Jr.
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                                              Craig H. Stevenson, Jr.
                                              Chairman of the Board and
                                              Chief Executive Officer



                  Date: October 31, 2005         By: /s/ Kathleen C. Haines
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                                              Kathleen C. Haines
                                              Senior Vice President,
                                              Chief Financial Officer
                                              and Treasurer


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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


  Exhibit No.    Description
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99 Press release, dated October 31, 2005 containing a disclosure relating to new stock repurchase authority and shares recently repurchased under authorized programs previously announced.